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           STATEMENT OF TERMS CONCERNING CHILD DEVELOPMENT NEWSLETTER


         1. Fees to ASPO/Lamaze - ASPO/Lamaze to be paid $5,000 by Lamaze Publishing Company, Inc. ("LPM") in February, 1994. In January of each year therafter in which the newsletter is published, ASPO/Lamaze shall be paid $5,000. In addition, if subscription sales for 1994 or any subsequent year in which the newsletter is published exceed $500,000, ASPO/Lamaze shall be paid an additional $5,000 in the month of each year in which subscription sales reach $500,000, for a total of $10,000 for such year. If subscription sales are already at $500,000 in January of 1995 or any year thereafter, ASPO/Lamaze shall receive its $10,000 for such year in January.

         2. Editorial Board - The Editorial Board for the newsletter shall consist of two persons recommended by ASPO/Lamaze and appointed by LPM. LPM shall pay each of the members of the Editorial Board $2,500 on January 1 of 1994. Any fees to be paid such members for years after 1994 shall be negotiated between the members and LPM, and shall be based upon the degree of work required. Such Editorial Board shall have that authority and responsibility as is explained for an Editorial Board in Paragraph 3 of Page 7 of the August 2, 1990 LPM Agreement.


SEEN AND AGREED TO:

ASPO/Lamaze

By:  /s/ Judith Lathian                                  July 10, 1993
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                                                Date

             President
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     Title


SEEN AND AGREED TO:

LAMAZE PUBLISHING COMPANY, INC.

By:          [illegible]                                August 20, 1993
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                                                          Date

             President
     -----------------------------
      Title